                                                                   Exhibit 10.14

                FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

          This First Amendment to Agreement and Plan of Merger (this "AMENDMENT") is made and entered into as of August 5, 1998, by and among United States Filter Corporation, a Delaware corporation ("PARENT"), Kinetics Acquisition Corp., a California corporation and a wholly owned subsidiary of Parent ("SUBCORP"), and Unit Instruments, Inc., a California corporation ("UNIT").

                             PRELIMINARY STATEMENTS

          A. The parties entered into an Agreement and Plan of Merger dated as of July 2, 1998 (the "MERGER AGREEMENT").

          B. The parties have decided to amend the Merger Agreement by amending, restating and supplementing certain provisions of the Merger Agreement as set forth in this Amendment.

                                   AGREEMENT

          Now, therefore, in consideration of these premises and the mutual and dependent promises hereinafter set forth, the parties hereto agree as follows:

          SECTION 1.  Section 2.2(a) of the Merger Agreement is amended and
          ---------
restated in its entirety as follows:

                      "(a) The "EXCHANGE RATIO" shall equal $11.03 divided by the Parent Share Value. The "PARENT SHARE VALUE" shall be either (i) the average of the closing price per share for shares of Parent Common Stock as reported on the New York Stock Exchange ("NYSE") Composite Tape ("NYSE COMPOSITE TAPE") on each of the twenty (20) consecutive trading days ending on the fifth (5th) trading day preceding the Closing Date (the "AVERAGE SHARE PRICE") if the Average Share Price is above $26.00, or (ii) $26.00 if the Average Share Price is equal to or less than $26.00. No certificates for fractional Shares of Parent Common Stock shall be issued as a result of the conversion provided for in Section 2.1(b)."

          SECTION 2.  In order to induce Subcorp and Parent to enter into this
          ---------
Amendment, Unit hereby represents and warrants to Parent and Subcorp as follows:

               (a) Unit has received the oral advice of Needham & Company, its financial advisors, to the effect that, as of the date of this Amendment, the Exchange Ratio is fair to the Unit Shareholders from a financial point of view. Such oral advice has not been withdrawn or revoked or modified in any material respect and is to be confirmed in a written fairness opinion of Needham & Company, which opinion will be dated as of the date of this Amendment. Unit will promptly provide copies of such opinion to Parent.

               (b) The Board of Directors of Unit has authorized this Amendment and, by unanimous written consent, (i) determined that the Merger Agreement, as amended by this Amendment, and the transactions contemplated thereby and hereby, including the Merger, taken together, are fair to and in the best interests of the Unit Shareholders, and (ii) resolved to recommend that the Unit Shareholders approve the Merger Agreement, as amended by the Amendment, and the transactions contemplated therein and herein, including the Merger (which recommendation shall be deemed part of the Unit Board Recommendation).

          SECTION 3.  In addition to the conditions set forth in Section 6.3 of
          ---------
the Merger Agreement, the obligations of Parent and Subcorp to consummate the Merger and the other transactions contemplated by the Merger Agreement, as amended by this Amendment, shall be subject to the fulfillment of the following conditions unless waived by Parent:

               (a) The representations and warranties of Unit set forth in this Amendment shall be true and correct in all material respects on and as of the Closing Date.

               (b) Needham & Company shall have waived, in form and substance reasonably acceptable to Parent and Subcorp, all of its registration rights under that certain Warrant to Purchase 100,000 Shares of Common Stock of Autoclave Engineers, Inc. dated as of October 17, 1994.

          SECTION 4.  In order to induce Unit to enter into this Amendment,
          ---------
Parent and Subcorp agree with Unit that, except as set forth in or contemplated by Section 3 above, and notwithstanding the delivery to Unit of the letter from Parent's counsel dated July 31, 1998 pursuant to Section 6.3(f) of the Merger Agreement (the "INVESTIGATION NOTICE"):

               (a) The condition to Parent's and Subcorp's obligations set forth in Section 6.3(f) of the Merger Agreement shall be deemed to be satisfied;

               (b) The matters set forth in the Investigation Notice, to the extent of information pertaining thereto that has been specifically disclosed by Unit to Parent in the draft of Unit's annual report on Form 10-K delivered by Unit to Parent on July 22, 1998, in Unit's press release dated July 17, 1998 announcing certain workforce reductions (the "PRESS RELEASE"), or in other written material delivered by Unit to Parent and Subcorp prior to Parent's execution of this Amendment (collectively, the "PREVIOUSLY DISCLOSED INFORMATION"), shall be deemed to amend and supplement the Unit Disclosure Schedules for all purposes under Article IV of the Merger Agreement;

               (c) Parent and Subcorp hereby waive any breach of Unit's covenants under Section 5.1(c) or 5.3(c) of the Merger Agreement with respect to the issuance by Unit of the Press Release and the taking by Unit of actions specified in and consistent with the Press Release;

               (d) Unit shall be deemed to have complied with its notice obligations under Section 5.3(h) of the Merger Agreement with respect to the Previously Disclosed Information; and

               (e) The parties further agree that (i) for purposes of the condition set forth in Section 6.3(d) of the Merger Agreement, the Previously Disclosed Information shall be deemed to have been disclosed by Unit to Parent not less than five (5) business days prior to the Investigation Date and (ii) any deterioration in Unit's prospects or operating results after July 22, 1998, to the extent such deterioration is attributable to a decline after such date in the market demand for semiconductor manufacturing equipment, shall not be deemed a Material Adverse Change for the purposes of Section 4.7 or Section 8.3(b) of the Merger Agreement.

          SECTION 5--MISCELLANEOUS.
          ------------------------

               (a) EFFECT OF AMENDMENT.  The provisions of this Amendment are
                   -------------------
     hereby incorporated into and made part of the Merger Agreement. Except as amended by this Amendment, all of the provisions of the Merger Agreement shall continue in full force and effect.

               (b) DEFINITIONS.  Unless otherwise defined in this Amendment,
                   -----------
     capitalized terms have the meanings given in the Merger Agreement.

               (c) ENTIRE AGREEMENT.  The Merger Agreement (including the
                   ----------------
     documents and the instruments referred to therein), the Confidentiality Agreement, and this Amendment constitute the entire agreement among the parties and supersede all prior agreements, understandings and representations by or among the parties, written and oral, with respect to the subject matter hereof and thereof.

               (d) COUNTERPARTS.  This Amendment may be executed in
                   ------------
     counterparts, which shall constitute one and the same instrument. The parties may execute more than one copy of this Amendment, each of which shall constitute an original.

          IN WITNESS WHEREOF, Parent, Subcorp and Unit have signed this Amendment as of the date first written above.

                                    "PARENT"

                                    UNITED STATES FILTER CORPORATION, a
                                    Delaware corporation



                                           By: ______________________________
                                           Name: ____________________________
                                           Title: ___________________________

                                    "SUBCORP"

                                    KINETICS ACQUISITION CORP.,
                                    a California corporation



                                           By: ______________________________
                                           Name: ____________________________
                                           Title: ___________________________

                                    "UNIT"

                                    UNIT INSTRUMENTS, INC., a California
                                    corporation



                                           By: ______________________________
                                           Name: ____________________________
                                           Title: ___________________________